UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2025

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 11, 2025, Albemarle Corporation (the “Company”) announced changes to its organizational structure that resulted in Netha N. Johnson, Chief Operations Officer, leaving the Company effective August 10, 2025.

(c) Mark M. Mummert, age 57, will succeed Mr. Johnson as Chief Operations Officer. Mr. Mummert has served as Senior Vice President and Chief Capital, Resources and Integrated Supply Chain Officer since November 2024. Since joining the Company in 2019, he served as Chief Operating Officer for the Energy Storage business until May 2024 when he was appointed as Senior Vice President, Capital Projects and Integrated Supply Chain. Before joining the Company, Mr. Mummert held progressive leadership roles in supply chain and global operations at FMC Corporation. His industry experience also includes 20 years with Rohm and Haas Company in various manufacturing and engineering roles. Additionally, Mr. Mummert previously served in roles with The Dow Chemical Company.
The material terms and conditions of Mr. Mummert’s employment, effective August 11, 2025, are summarized below:

•Annual base salary of $550,000;

•Participation in the Company’s annual incentive plan (“AIP”) at the continued target of 80% of eligible earnings;

•A long-term incentive grant under the Company’s long-term incentive plan for 2026 with a total target value of $1,400,000, to be awarded during the first quarter of 2026, expected to be a combination of performance share units, RSUs and/or stock options; and

•Continuing eligibility to participate in the Company’s standard benefit programs for executives, subject to the terms and conditions of the applicable program or successor program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: August 12, 2025	By:	/s/ Ander C. Krupa
Ander C. Krupa
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer